                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 22, 2000

                         BATTLE MOUNTAIN GOLD COMPANY
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Nevada                        1-9666                 76-0151431
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

333 Clay Street, 42nd Floor                                        77002
      Houston, Texas
(ADDRESS, OF PRINCIPAL EXECUTIVE                                 (ZIP CODE)
           OFFICES)

                           ------------------------

      Registrant's telephone number, including area code:  (713) 650-6400

                                Not applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is information, as presented in a press release dated November 22, 2000, to advise of the effectiveness of the registration statement filed by Newmont Mining Corporation regarding the merger between Battle Mountain Gold Company (the "Company") and Newmont Mining Corporation and the setting of the special meeting date and the record date for determination of the Company's shareholders entitled to notice of the special meeting and to vote at such meeting regarding the pending merger and the transactions contemplated by the merger agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     c)     Exhibits.

        99.1 Press Release issued by Battle Mountain Gold Company dated November 22, 2000.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 2000.               BATTLE MOUNTAIN GOLD COMPANY
                                        (Registrant)



                                        By:      /s/ Greg V. Etter
                                                 -------------------------------
                                        Name:    Greg V. Etter
                                        Title:   Vice President, General Counsel
                                                 and Corporate Secretary